UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
July 18, 2008 (November 6, 2007)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 3 ”) amends and supplements the following three Current Reports on Form 8-K filed with the Securities and Exchange Commission by BreitBurn Energy Partners L.P. (the “Partnership”) in connection with an acquisition completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”).

The first Current Report on Form 8-K was filed on November 6, 2007 to report the completion of the Partnership’s acquisition of certain assets located in Michigan, Indiana and Kentucky from Quicksilver Resources Inc. (“QRI”) and equity interests in certain entities from QRI in exchange for $750 million in cash and 21,347,972 Partnership common units (the “Quicksilver Acquisition”), including unaudited carve out financial statements through June 30, 2007 as well as pro forma financial information.

The second Current Report on Form 8-K/A (“Amendment No.1”) was filed on December 14, 2007 to update the unaudited carve out financial statements and the pro forma financial information contained in the first Current Report with respect to the Quicksilver Acquisition for the period ended September 30, 2007.

The third Current Report on Form 8-K/A (“Amendment No.2”) was filed on January 7, 2008 to adjust the unaudited pro forma financial statements of Amendment No.1 to account for the employee retention agreement that the Partnership entered into in connection with the acquisition.

This Amendment No. 3 is being filed to update the unaudited pro forma combined statement of operations contained in the Exhibit 99.3 of Amendment No.2 from the nine months ended September 30, 2007 to the twelve months ended December 31, 2007.

No other amendments to the Form 8-K filings on January 7, 2008, December 14, 2007 and November 6, 2007 are being made by this Amendment No. 3.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

The unaudited pro forma combined statement of operations for the year ended December 31, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of the Calumet Assets and BEPI Interest, is attached hereto as Exhibit 99.1. The financial statement contained herein incorporates by reference the following financial statements in the Form 8-K/A dated August 10, 2007 as filed by BreitBurn Energy Partners L.P.: (i) the unaudited financial statements including the notes thereto for Vulcan Resources Florida, Inc. for the period ended March 31, 2007 and (ii) the unaudited financial statements including the notes thereto for BreitBurn Energy Partners I, L.P. (“BEPI”) for the period ended March 31, 2007.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

99.1
Unaudited pro forma combined statement of operations for the year ended December 31, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of the Calumet Assets and BEPI Interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: July 18, 2008	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

99.1
Unaudited pro forma combined statement of operations for the year ended December 31, 2007 and the related notes thereto, which give effect to the Quicksilver Acquisition and include an update of previous acquisitions of the Calumet Assets and BEPI Interest.